UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2015 (September 11, 2015)

IRONWOOD GOLD CORP.
(Name of small business issuer specified in its charter)

Nevada	000-53267	74-3207792
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

Box 730-411-Brink Street, Ashcroft BC, V0K 1A0	VOK 1A0
(Address of principal executive offices)	(Zip Code)

(250) 453-0033

(Registrant's telephone number)

23 West Nye Ln., Ste. 129, Carson City, NV 89706

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c ))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

On September 11, 2015, Pamela Keck resigned from the board of directors.

On September 21, 2015, at a meeting of the board of directors, Andrew McKinnon resigned as an executive officer of the Company. Mr. McKinnon’s position of Chief Executive Officer was filled by the board by Solomon Mayer on an interim basis.

At the same board meeting, Mr. McKinnon was replaced as an executive officer and director of the Company’s wholly-owned subsidiary, namely, The Wilderness Way Adventure Resort, Inc. The board voted to elect Shannon Price and Isaac Onn as directors of The Wilderness Way Adventure Resort, Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Gold Corp.

Dated: September 22, 2015	By:	/s/ Solomon Mayer
Interim Chief Executive Officer